Equity Incentive Plan	6 Months Ended
Jun. 30, 2013
Equity Incentive Plan [Abstract]
Equity Incentive Plan
13.      Equity Incentive Plan:

On August 31, 2011, the Board of Directors adopted the 2011 Equity Incentive Plan (the 2011 Plan). The Company reserved a total of 133,333 shares of common stock for issuance under the 2011 Equity Incentive Plan, subject to adjustment for changes in capitalization as provided in such plan. All provisions of the 2011 Plan are similar with the Company's previous Equity Incentive Plans provisions. As of June 30, 2013, 133,333 shares have been granted and 122,573 of these shares have been vested.

On January 17, 2012, 90,667 restricted common shares were granted to certain directors, officers, employees of the Company and its subsidiaries. The fair value of each share was $13.50 and has been determined by reference to the closing price of the Company's common stock on the grant date. The respective shares were issued on April 20, 2012 and vested on March 30, 2012.

On March 21, 2013, the Board of Directors adopted the 2013 Equity Incentive Plan (the 2013 Plan) and reserved for issuance 240,000 common shares thereunder. The terms and conditions of the 2013 Equity Incentive Plan are substantially similar to the terms and conditions of Company's previous Equity Incentive Plans. As of June 30, 2013, 237,907 shares have been granted and none of these shares have been vested.

On March 21, 2013, 239,333 restricted common shares were granted to certain directors, officers, employees of the Company and its subsidiaries, the respective shares will be issued in the third quarter of 2013 and will vest on March 21, 2014. Additionally, on the same day, 12,000 restricted common shares were granted to the Company's former director Mr. Espig, the respective share vested immediately and issued on June 27, 2013. The fair value of each share was $6.46 and has been determined by reference to the closing price of the Company's common stock on the grant date.

All non-vested shares are conditional upon the grantee's continued service as an employee of the Company, or as a director until the applicable vesting date. The grantee does not have the right to vote such non-vested shares until they vest or exercise any right as a shareholder of these shares, however, the issued and non-vested shares pay dividends as declared. The dividends of these shares are forfeitable.

The Company estimates that there will be no forfeitures of non-vested shares. The shares which are issued in accordance with the terms of the Company's Equity Incentive Plans remain restricted until they vest. For the six month periods ended June 30, 2012 and 2013, stock based compensation cost was $1,402 and $600, respectively, and is included under "General and administrative expenses" in the accompanying unaudited interim condensed consolidated statements of operations.

A summary of the status of the Company's non-vested shares as of June 30, 2013 and the movement during the year ended December 31, 2012 and the six month period ended June 30, 2013, is presented below.

	Number of shares	Weighted Average Grant Date Fair Value

Unvested as at January 1, 2012	28,000	$36.75
Granted	90,667	13.50
Vested	(100,000)	15.67
Unvested as at December 31, 2012	18,667	$36.75

Unvested as at January 1, 2013	18,667	$36.75
Granted	279,333	6.43
Vested	(21,333)	19.71
Unvested as at June 30, 2013	276,667	$7.46

As of June 30, 2013, there was $1,341 of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Equity Incentive Plans. The cost is expected to be recognized over a weighted-average period of 0.86 years.